SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) December 28, 2001

                              DANIEL GREEN COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
                 (State or Other Jurisdiction of Incorporation)

005-36674                                      150323010
(Commission File Number)                       (IRS Employer Identification No.)

450 North Main Street                          Old Town, Maine  04468
(Address of Principal Executive Office)        (Zip Code)

                                 (207) 827-4431
              (Registrant's Telephone Number, Including Area Code)

        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On December 28, 2001 Daniel Green Company (the "Company") completed its previously announced sale to Elan-Polo, Inc. ("Elan-Polo") of its Daniel Green and L.B. Evans slipper brands including inventory, related tangible and intangible assets and a certain liability. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Form 8-K.

The sale price was approximately $4,700,000, including minimum royalty payments of approximately $1,800,000 to be received over the next three years. Of the balance of approximately $2,900,000 representing the book value of inventory sold, $1,400,000 was paid in cash at closing and $1,500,000 will be paid in six months.


The terms of the disposition to Elan-Polo are more fully described in the Asset Purchase Agreement filed as an exhibit to this Form 8-K.


Because the sale included the name "Daniel Green", the Company will seek shareholder approval of a new corporate name which is under consideration.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

(b) Pro Forma Financial Information.

    (1) Consolidated Statement of Operations
        Year Ended December 31, 2000

    (2) Consolidated Balance Sheet 30 Sep-01

    (3) Consolidated Statement of Operations
        Nine Months Ended September 30, 2001


(c) Exhibits


     10.1 Asset Purchase Agreement, dated as of November 29, 2001, by and between Daniel Green Company and Elan-Polo, Inc.

     10.2 Letter dated December 27, 2001 amending Asset Purchase Agreement.

     99.1 Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DANIEL GREEN COMPANY


Date:  January 14, 2002                          By:  /s/ James R. Riedman
                                                     ----------------------
                                                 Name:  James R. Riedman
                                                 Title: Chairman and CEO

                              Daniel Green Company
                           Consolidated Balance Sheet
                                    30-Sep-01



                                                 As Previously      Pro-Forma
                                                    Reported        Adjustments              Adjusted
                                                   -----------      -----------           -----------

Current Assets:
Cash                                                  $504,508       $1,484,621 (7)        $1,989,129
Accounts Receivable, trade
less allowances of $1,646,163                        9,601,332       -3,772,000 (1)         5,829,332

Deferred Income Tax Asset                              584,234          -94,902 (10)          489,332

Finished Goods Inventories, at lower of
cost (FIFO) or market                               19,208,643       -2,969,242 (2)        16,239,401

Other Current Assets                                   159,226        1,484,621 (8)         1,643,847
                                                   -----------      -----------           -----------
Total Current Assets                                30,057,943       -3,866,902            26,191,041

Property,plant & equipment:
Real Estate and Water Power, at cost                 1,698,581                0             1,698,581
Machinery and Equipment, at cost                       734,330                0               734,330
                                                   -----------      -----------           -----------
                                                     2,432,911                0             2,432,911
Less: Accumulated Depreciation                         529,106                0               529,106
                                                   -----------      -----------           -----------
Property, plant & equipment, net                     1,903,805                0             1,903,805

Other Assets:
Deferred Income Tax Asset                                    0
Prepaid Pension Cost                                         0
Other Assets, net                                    2,866,771          872,500 (3)         3,739,271
                                                   -----------      -----------           -----------
Total Other Assets                                   2,866,771          872,500             3,739,271
                                                   -----------      -----------           -----------

Total Assets                                       $34,828,519      -$2,994,402           $31,834,117
                                                   ===========      ===========           ===========

Current Liabilitites:
Notes Payable, line of credit                      $10,100,365               $0           $10,100,365
Notes Payable, current                               7,293,488                             $7,293,488
Accounts Payable, trade                              7,111,010       -1,692,705 (4)        $5,418,305
Liability to former stockholder                      1,805,951                0            $1,805,951
Income Tax Payable                                      19,078                                $19,078
Other Accrued Liabilities                              756,385         -450,000 (5)           306,385
                                                   -----------      -----------           -----------
Total Current Liabilities                           27,086,277       -2,142,705            24,943,572

Deferred Income Taxes                                  225,760                                225,760
Notes Payable, non-current                           1,008,333                              1,008,333
Other Liability                                        700,000         -700,000 (6)                 0
                                                   -----------      -----------           -----------
Total Other Liabilities                              1,934,093         -700,000             1,234,093

Total Liabilities                                   29,020,370       -2,842,705            26,177,665

Stockholders' Equity:

Common Stock                                         5,224,065                              5,224,065
Paid-in-excess of par value                          2,000,067                              2,000,067
Retained Earnings                                    1,120,549         -151,697 (9)           968,852
                                                   -----------      -----------           -----------
                                                     8,344,681         -151,697             8,192,984
Less:  Treasury Stock                               -2,536,532                             -2,536,532
                                                   -----------      -----------           -----------
Total Stockholders' Equity                           5,808,149         -151,697             5,656,452
                                                   -----------      -----------           -----------
Total Liabilities & Stockholders' Equity           $34,828,519      -$2,994,402           $31,834,117
                                                   ===========      ===========           ===========


Notes:

(1) Amount represents the value, less allowances, of accounts receivable as of September 30, 2001 attributable to sales of products with the Daniel Green and LB Evans Brands.

(2) Amount represents the value of inventory attributable to the Daniel Green and LB Evans Brands sold to Elan Polo.

(3) $927,500 of the total represents the value of the prepaid royalty amount attributable to the LB Evans Brand acquisition agreement.$1,800,000 of the total represents the minimum royalty receivable as a result of the sale of the Daniel Green and LB Evans Brands to Elan Polo.

(4) Amount represents the value of accounts payable as of September 30, 2001 attributable to the Daniel Green and LB Evans Brands.

(5) Amount represents the accrual for royalties associated with the LB Evans Brand and the accrual for sales commissions due on sales associated with the Daniel Green and LB Evans Brands.

(6) Amount represents minimum royalty payments due based on sales associated with the LB Evans Brand.

(7) Amount represents cash received upon sale of Daniel Green and LB Evans Brands to Elan Polo.

(8)  Amount represents note receivable from Elan Polo upon sale.

(9) Amount represents the adjustment to retained earnings to account for the sale of the Daniel Green and LB Evans Brands to Elan Polo.

(10) Amount represents deferred income tax assets associated with the Daniel Green and LB Evans Brands.

                              Daniel Green Company
                      Consolidated Statement of Operations
                      Nine Months Ended September 30, 2001


                                             As Previously           Pro-Forma
                                                Reported             Adjustments                Adjusted
                                              ------------          ------------              -----------

Net Sales                                      $32,243,138           -$5,284,340 (1)          $26,958,798

Costs and Expenses
Cost of Goods Sold                              21,259,221            -4,266,744 (2)           16,992,477
Selling, General & Administrative                8,457,298            -1,459,303 (3)            6,997,995
Other Expense - Pension                          1,713,710                     0                1,713,710
Interest Expense                                 1,307,644                     0                1,307,644
                                              ------------          ------------              -----------
Total Costs and Expenses                        32,737,873            -5,726,047               27,011,826

Income (Loss) before Income
Tax Expense                                       -494,735              -441,707                  -53,028

Income Taxes (Credit)                             -309,525              -288,314 (4)              -21,211
                                              ------------          ------------              -----------

Net Income (Loss)                                -$185,210             -$153,393                 -$31,817
                                              ============          ============              ===========

Net Income (Loss) per Share:
                            Basic                    -0.12                                          -0.02
                            Dilluted                 -0.12                                          -0.02

Shares Outstanding:
                            Basic                1,570,595                                      1,570,595
                            Dilluted             1,570,595                                      1,570,595



Notes:

(1) Amount represents net sales attributable to the Daniel Green and LB Evans Brands.

(2) Amount represents cost of sales attributable to the Daniel Green and LB Evans Brands.

(3) Amount represents selling, general and administrative expenses associated with the Daniel Green and LB Evans Brands.

(4) Amount represents income tax credits associated with the Daniel Green and LB Evans Brands.

                              Daniel Green Company
                      Consolidated Statement of Operations
                          Year Ended December 31, 2000



                                                  As Previously           Pro-Forma
                                                     Reported             Adjustments               Adjusted
                                                   ------------          ------------             -----------

Net Sales                                           $33,179,232          -$14,950,661 (1)         $18,228,571

Costs and Expenses
Cost of Goods Sold                                   22,232,692           -10,004,711 (2)          12,227,981
Selling, General & Administrative                    10,720,825            -5,734,340 (3)           4,986,485
Other Expense - Pension
Interest Expense                                      1,362,770                     0               1,362,770
                                                   ------------          ------------             -----------

Total Costs and Expenses                             34,316,287           -15,739,051              18,577,236

Income (Loss) before Income
Tax Expense                                          -1,137,055              -788,390                -348,665

Income Taxes (Credit)                                  -454,822              -315,356 (4)            -139,466
                                                   ------------          ------------             -----------

Net Income (Loss)                                     -$682,233             -$473,034               -$209,199
                                                   ============          ============             ===========

Net Income (Loss) per Share:
                            Basic                         -0.43                                         -0.13
                            Dilluted                      -0.43                                         -0.13

Shares Outstanding:
                            Basic                     1,570,595                                     1,570,595
                            Dilluted                  1,570,595                                     1,570,595



Notes:

(1) Amount represents net sales attributable to the Daniel Green and LB Evans Brands.

(2) Amount represents cost of sales attributable to the Daniel Green and LB Evans Brands.

(3) Amount represents selling, general and administrative expenses associated with the Daniel Green and LB Evans Brands.

(4) Amount represents income tax credits associated with the Daniel Green and LB Evans Brands.